UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 8, 2016

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2016, on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Sonus Networks, Inc. (the “Company”), the Board approved the Second Amended and Restated By-Laws of the Company (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws, which became effective immediately upon the Board’s approval, implement a majority voting standard in uncontested director elections, such that a nominee for election as a director in an uncontested election will be elected to the Board if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election (with “abstentions” and “broker non-votes” not counted as votes “for” or “against” such nominee’s election). A plurality voting standard, which previously applied to all director elections, remains applicable to any meeting of stockholders in which the number of nominees for election as directors exceeds the number of directors to be elected at such meeting.  The foregoing changes were made in Section 2.5 of the Amended and Restated By-Laws.  The Amended and Restated By-Laws also include a conforming change in Section 2.2.

The foregoing description is qualified in its entirety by reference to the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.                                        Other Events.

In connection with the Amended and Restated By-Laws referred to in Item 5.03 of this Current Report on Form 8-K, on the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board approved the Second Amended and Restated Corporate Governance Guidelines of the Company (the “Guidelines”) on December 8, 2016.  The Guidelines, which are available in full on the Investor Relations section of the Company’s website at www.sonus.net, were amended and restated to provide that as a condition to being nominated by the Board for re-election as a director, incumbent directors must tender to the Board irrevocable resignations that will become effective upon both (i) solely in the case of an uncontested director election, the candidate’s failure to receive the required vote and (ii) Board acceptance of such resignation.

If any incumbent director does not receive the required vote in an uncontested director election, the Guidelines also set forth the procedures for the Board to follow in determining whether or not to accept such director’s resignation. These procedures must be completed within 90 days after the election results are certified, following which the Company will promptly publicly disclose the Board’s decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

3.1                               Second Amended and Restated By-Laws of Sonus Networks, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2016	SONUS NETWORKS, INC.

By:
/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Exhibit Index

3.1                               Second Amended and Restated By-Laws of Sonus Networks, Inc.